UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):April 11, 2017 (April 10, 2017)

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(X)	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement

On April 10, 2017, Bank of the Ozarks, Inc., an Arkansas corporation (the “Company”), as part of an internal corporate reorganization, entered into an Agreement and Plan of Merger (the “Plan of Merger”) with its wholly-owned bank subsidiary, Bank of the Ozarks, an Arkansas banking corporation (the “Bank”). Under the terms of the Plan of Merger, the Company will be merged with and into the Bank (the “Reorganization”) with the Bank continuing as the surviving entity (the “Surviving Entity”).

At the effective time of the Reorganization, the outstanding shares of the Bank’s common stock will be cancelled and cease to exist, and the outstanding shares of the Company’s common stock, par value $0.01 per share, will automatically be converted into an equivalent number of shares of the Surviving Entity’s common stock. As a result, the shares of capital stock of the Surviving Entity will be owned directly by the Company’s shareholders in the same proportion as their ownership of the Company’s capital stock immediately prior to the Reorganization. The Surviving Entity will assume the Company’s equity incentive plans, equity compensation plans, and other compensation plans, along with all options, unvested time-based and performance-based restricted stock, and any other equity or equity-based awards under such plans. Each equity award will be subject to the same terms and conditions that applied to the award immediately prior to the effective time of the Reorganization, including vesting schedules and other restrictions.

As an Arkansas state-chartered bank that is not a member of the Federal Reserve System, the Surviving Entity will continue to be subject to regulation and supervision by the Arkansas State Bank Department (“ASBD”) and the Federal Deposit Insurance Corporation (“FDIC”). The Company is currently subject to regulation and supervision by the Federal Reserve Board (“FRB”) as a bank holding company; following the Reorganization, the Surviving Entity will not be subject to the FRB’s regulation and supervision (except such regulations as are made applicable to the Surviving Entity by law and regulations of the FDIC).

Following the Reorganization, it is expected that the Surviving Entity will be a publicly-traded company listed on The NASDAQ Global Select Market (“NASDAQ”) under the same ticker symbol currently used by the Company, “OZRK.” The Surviving Entity’s common stock will be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which vests the FDIC with the power to administer and enforce certain sections of the Exchange Act applicable to banks such as the Surviving Entity. Following the Reorganization, the Surviving Entity will no longer file periodic or current reports or other materials with the Securities and Exchange Commission (“SEC”) but will be required to file such periodic and current reports and other materials required under the Exchange Act with the FDIC. Among other things, the Surviving Entity will file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the FDIC and NASDAQ, and the Surviving Entity’s shareholders will be subject to the reporting requirements and prohibition on short-swing profits of Section 16 of the Exchange Act.

Pursuant to Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), securities issued by the Surviving Entity, including the common stock to be issued in connection with the Reorganization, are exempt from registration under the Securities Act.

The Surviving Entity will have the same board of directors following the Reorganization as the Company had immediately prior thereto, and the standing committees of the board of directors of the Surviving Entity and their composition will be the same as the Company immediately prior to the

Reorganization. Executive officers of the Company immediately prior to the Reorganization will hold substantially the same positions and titles with the Surviving Entity following the Reorganization.

It is intended that the Reorganization will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, with the result that shareholders of the Company will not recognize gain or loss as a result of the Reorganization.

The Plan of Merger has been approved by the boards of directors of each of the Company and the Bank. In connection with the Reorganization, the Company will convene and hold a special meeting of its shareholders to consider and vote upon the Reorganization. The Reorganization is subject to various closing conditions including, among others, (i) approval by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Reorganization, (ii) receipt of all required regulatory approvals, including the approval of the FDIC, and (iii) approval for listing on NASDAQ of the Bank’s common stock. In connection with the consummation of the Reorganization, the Company and the Bank will comply with any obligations to make filings with the SEC, the FDIC and NASDAQ under the Exchange Act and applicable rules.

The foregoing summary of the Reorganization and the terms and conditions of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan of Merger. As such, the Plan of Merger, which is attached hereto as Exhibit 2.1, is incorporated herein by reference.

Item 7.01Regulation FD Disclosure

Reference is made to the information set forth in response to Item 1.01, which information is incorporated herein by reference.

If the Reorganization is approved and effected, the bank holding company structure will be eliminated and the Bank will become the top-level company. The Company believes that the proposed Reorganization will further improve the combined entity’s efficiency by eliminating redundant corporate infrastructure and activities as well as the associated supervision and oversight from the FRB applicable to registered bank holding companies.

Additional Information

This communication is being made in respect of the proposed reorganization transaction described above. In connection with the transaction, the Company will file with the SEC and mail to its shareholders a proxy statement. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED REORGANIZATION TRANSACTION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, as well as other filings containing information about the Company and the Bank, will be available without charge at the SEC’s internet website (http://www.sec.gov). Copies of the proxy statement can also be obtained, when available, without charge, from the Company’s investor relations website at http://ir.bankozarks.com.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed reorganization transaction. Certain information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 1, 2017, and its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 13, 2017. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant documents filed with the SEC when they become available.

Caution about Forward-Looking Statements

This communication contains certain forward-looking information about the Company and the Surviving Entity that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transaction between the Company and the Bank and the proposed impact of the reorganization on the Surviving Entity’s financial results. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about the Company and the Surviving Entity. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction or satisfy the conditions to the completion of the transaction, including the receipt of shareholder approval, the receipt of regulatory approvals required for the transaction on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that any of the anticipated benefits of the proposed reorganization will not be realized or will not be realized within the expected time period; the failure of the proposed reorganization to close for any other reason; the effect of the announcement of the reorganization on operating results; the possibility that the reorganization may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Document Description
2.1	Agreement and Plan of Merger, dated as of April 10, 2017, by and between Bank of the Ozarks, Inc. and Bank of the Ozarks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
Date: April 10, 2017	By: /s/ Greg McKinney
Name: Greg McKinney Title: Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description
2.1	Agreement and Plan of Merger, dated as of April 10, 2017, by and between Bank of the Ozarks, Inc. and Bank of the Ozarks.